                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR

                       LEAP WIRELESS INTERNATIONAL, INC.

                            OFFER TO EXCHANGE THEIR
   12 1/2% SENIOR NOTES DUE 2010 AND 14 1/2% SENIOR DISCOUNT NOTES DUE 2010,
                           WHICH HAVE BEEN REGISTERED
                 UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
                            FOR ANY AND ALL OF THEIR
                 OUTSTANDING 12 1/2% SENIOR NOTES DUE 2010 AND
               OUTSTANDING 14 1/2% SENIOR DISCOUNT NOTES DUE 2010

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Leap Wireless International, Inc., a Delaware corporation (the
"Issuer"), made pursuant to the Prospectus dated                      , 2000
(the "Prospectus"), if certificates for the outstanding 12 1/2% Senior Notes due 2010 of the Issuer (the "Senior Notes") and 14 1/2% Senior Discount Notes due 2010 of the Issuer (the "Senior Discount Notes," and together with the Senior Notes, the "Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Issuer prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to State Street Bank and Trust Company (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

                 The Exchange Agent for the Exchange Offer is:

                      STATE STREET BANK AND TRUST COMPANY

                  By Mail:                        By Hand or Overnight Express Delivery:
     State Street Bank and Trust Company            State Street Bank and Trust Company
                P.O. Box 778                              Two Avenue de Lafayette
            Boston, MA 02102-0078                    5th Floor, Corporate Trust Window
         Attention: Mackenzie Elijah                       Boston, MA 02111-1724
                                                        Attention: Mackenzie Elijah

                            Facsimile Transmission:
                                 (617) 662-1452

                             Confirm by Telephone:
                                 (617) 662-1525

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.
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Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Issuer the principal amount of Senior Notes and/or Senior Discount Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer -- Procedures for Tendering Notes" section of the Prospectus.

                         ------------------------------

Principal Amount of Senior Notes Tendered:* $
                                              ----------------------------------

If Senior Notes will be delivered by book-entry transfer to The Depository Company, provide account number.

Account Number:
                ----------------------------------------------------------------

Certificate Nos. (if available):
                                -----------------------------------------------

Total Principal Amount Represented by Senior Notes Certificate(s): $
                                                                     -----------

                         ------------------------------

Principal Amount of Senior Discount Notes Tendered:* $
                                                       -------------------------

If Senior Discount Notes will be delivered by book-entry transfer to The Depository Company, provide account number.

Account Number:
                ----------------------------------------------------------------

Certificate Nos. (if available):
                                 ----------------------------------------------

Total Principal Amount Represented by Senior Discount Notes Certificate(s):
$
  -----------------------

                         ------------------------------

     ANY AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

* Must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof.
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                                PLEASE SIGN HERE

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Signature(s) of Owner(s) or Authorized Signatory

Date
------------------------------------

Area Code and Telephone Number:

     Must be signed by the holder(s) of Notes as their name(s) appear(s) on certificate(s) for Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      Please Print Name(s) and Address(es)

Name(s):
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Capacity:
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Address(es):
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                                   GUARANTEE

     The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a clearing agency, insured credit union, a savings association or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering Notes" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the date of execution hereof.

Name of Firm:

Address:

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                                    Zip Code

Area Code and Telephone No.:

                              Authorized Signature

Name:
                                  Please Print

Title:

Date:
------------------------------------------------------------ , 2000

NOTE: DO NOT SEND SHARE CERTIFICATES WITH THIS FORM. CERTIFICATES FOR SHARES
      SHOULD BE SENT WITH THE LETTER OF TRANSMITTAL.